DECONSOLIDATION OF SUBSIDIARIES (Tables)	12 Months Ended
Dec. 31, 2013
Nuomi Inc
DECONSOLIDATION OF SUBSIDIARIES
Schedule of calculation of gain (loss) on consolidation

As of
October 26, 2013

Fair value of 31.61% shares in Nuomi Inc.	$63,626
Less: Cash and cash equivalents	18,310
Prepaid expenses and other current assets	26,417
Property and equipment, net	1,318
Other non-current assets	190
Accounts payable	(28,467)
Accrued expenses and other payables	(10,957)
Amounts due to Renren Inc.	(74,825)
Deferred revenue	(1,181)
Gain on deconsolidation of Nuomi Inc.	$132,821

Qingting
DECONSOLIDATION OF SUBSIDIARIES
Schedule of calculation of gain (loss) on consolidation

As of
October 31, 2013

Cash consideration received	$81
Fair value of 40% investment in Qingting	160
Less: Cash and cash equivalents	328
Prepaid expenses and other current assets	5
Property and equipment, net	64
Loss on deconsolidation of Qingting	$(156)